Exhibit 10.2
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 50

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 50 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of the date of the last signature below (Effective Date), between The Boeing Company, a Delaware Corporation (“Boeing”), and Spirit AeroSystems, Inc., a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Agreement”).

B.The most recent amendment to the SBP is Amendment 49, entered into on March 14, 2022.

C.The Parties wish to modify the 777X Labor Rates Table (set forth in SBP Attachment 29, Section 5.3.1), as specified herein.

D.The Parties wish to memorialize their agreement on this matter in this Amendment to the SBP, in accordance with the terms set forth below.

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009

AGREEMENTS

NOW THEREFORE, the Parties agree as follows:

1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:

“AMENDMENTS

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7	Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.	7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J.Reed
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.
Delete and Reserve SBP Attachments 1C, 20, and 28.
	Incorporate SBP Attachment 1D and 31.	9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock E. Bossler
37	Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling,
3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery
Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece
Statement of Work Special Provisions. Updates to Sections 7.1,
	Attachment 1 and 9.	8/17/2018	H. Langowski R. Grant
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39	4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment
32 “737 Value Engineering Cost Sharing” is added. Attachment 1
Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2
are deleted and replaced in their entirety. A new Attachment 1 Exhibit
	C.3 is added. Attachment 1B is deleted in its entirety.	11/2/2018	K. Shipley E. Bossler
40	SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
	Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims	1/30/2019	T. McGuigan E. Bossler

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009

41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton
48	SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety.
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety.
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568.
Attachment 16, Sections b and c are deleted and replaced in their entireties.
Attachment 23, Section XVIII.A., is deleted and replaced in its entirety.
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety.
Attachment 29, Section 10.1.1 is deleted in its entirety.
	Attachment 29, Exhibit A is deleted and replaced in its entirety.	1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety SBP Attachment 16 is deleted and replaced in its entirety	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder
”

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009

2.SBP Attachment 29, Section 5.3.1, is deleted and replaced in its entirety with the following:

“5.3.1    Seller shall invoice for and Boeing shall reimburse to Seller, on a [*****] basis, an amount calculated by multiplying the rate as defined below (the billing rate) by the number of actual validated labor hours (“Spirit labor hours”) expended for Non-Recurring Non-Tooling and Non-Recurring Tooling work. Rates below do not include G&A of [*****]%. Seller will add the agreed to [*****]% G&A to the rates below for invoicing and payment.

Process Code	Rate Type	2015	2016	2017	2018	2019	2020	2021	2022	2023
Define	Engineering Billing Rate	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Define	Engineering Cap	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	Proj./Proc. ME	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	NC	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	QA	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	IPT	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	Other Eng	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Define	Tool Design	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Build	Tool Fab.	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Rate Categories
Payment Elements	Proposal Elements
Design Eng	Engineering
Stress Eng	Engineering
System Eng	Engineering
Project ME	Proj./Proc. ME
Process ME	Proj./Proc. ME
IPT	IPT
QA	QA
Test Lab	Other Engineering
Test Comp Fab Labor	Other Engineering
MR&D	Other Engineering
Tool Design/IPT	Tool Design
Tool Fab	Tool Fab.
”

3.Miscellaneous.

3.1.All other provisions of the SBP remain unchanged and in full force and effect.

3.2.This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009

4.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY              SPIRIT AEROSYSTEMS INC.

/s/ Joshua Owings	/s/ Kimberly Snyder
Signature	Signature
Joshua Owings	Kimberly Snyder
Printed name	Printed name
Procurement Agent	Contract Specialist
Title	Title
9/16/2022	September 16, 2022
Date	Date

Amendment No.50                        Spirit Aerosystems Inc.
PD No. PP-65AC1-114009